                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM S-8/A


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         VIRTUAL TECHNOLOGY CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
                            (State of Incorporation)

                               IRS EIN #41-1639011
                     (I.R.S. Employer Identification Number)

                               6690 SHADY OAK ROAD
                          EDEN PRAIRIE, MINNESOTA 55344
                                 (952) 259-4700
                   (Address, including zip code and telephone
             number, including area code, or registrant's principal
                               executive offices)

                              2000 CONSULTING PLANS
                            (Full Title of the Plan)

           GREGORY A. APPELHOF, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         VIRTUAL TECHNOLOGY CORPORATION
                               6690 SHADY OAK ROAD
                          EDEN PRAIRIE, MINNESOTA 55344
                                 (952) 259-4700
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)



                         CALCULATION OF REGISTRATION FEE


                              Amount           Proposed maximum        Proposed maximum
Title of securities to         to be            offering price             aggregate               Amount of
    be registered           registered             per unit             offering price        registration fee(1)
----------------------      ----------         ----------------        ----------------       -------------------
    Common Stock,            1,750,000              $0.25                  $437,500                 $116.00
    $.001 par value




---------------------
(1) Previously paid


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                                     PART II

ITEM 3.


     This Form S-8/A is filed solely to delete the mistaken incorporation by reference of our Form 10-SB filed with the SEC on February 12, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8/A and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on August 2, 2000.



                                 VIRTUAL TECHNOLOGY CORPORATION




                                 By     /s/ John L. Harvatine
                                   --------------------------------------------
                                       John L. Harvatine,
                                       Chief Financial Officer


                                POWER OF ATTORNEY


     Pursuant to the requirements of the Securities Act, this Amendment to our Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                                TITLE




/s/ Gregory A. Appelhof*                  President and Chief Executive Officer
---------------------------------         (Principal Executive Officer)
Gregory A. Appelhof



Date:    August 2, 2000




/s/ John L. Harvatine                     Chief Financial Officer (Principal
---------------------------------         Financial and Accounting Officer)
John L. Harvatine



Date:    August 2, 2000

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/s/ James D. Ross*                        Chairman of the Board of Directors
---------------------------------
James D. Ross



Date: August 2, 2000





/s/ Jeffrey Maynard*                      Director
---------------------------------
Jeffrey Maynard



Date: August 2, 2000





/s/ Philip Lacerte*                       Director
---------------------------------
Philip Lacerte



Date: August 2, 2000





/s/ Maceo K. Sloan*                       Director
---------------------------------
Maceo K. Sloan



Date: August 2, 2000




/s/  John L. Harvatine
---------------------------------
*by John L. Harvatine, attorney-in-fact